Supplement to the
Fidelity® Select Portfolios®
April 29, 2002
Prospectus

The following information replaces similar information found in the "Fund Management" section beginning on page P-79.

Robert Bao is manager of Construction and Housing Portfolio and Environmental Portfolio, which he has managed since September 2002 and March 2002, respectively. Since joining Fidelity Investments in 1997, Mr. Bao has worked as a research analyst and manager.

Matthew Fruhan is manager of Cyclical Industries Portfolio and Defense and Aerospace Portfolio, which he has managed since August 2002 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and manager.

Sonu Kalra is manager of Computers Portfolio and Technology Portfolio, which he has managed since December 2002 and February 2002, respectively. He also manages other Fidelity funds. Mr. Kalra joined Fidelity Investments as a research analyst in 1998, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania. Previously, he completed the Financial Management Program at GE Capital in Stamford, Connecticut in 1996.

Naved Khan is manager of Natural Gas Portfolio, which he has managed since October 2002. Since joining Fidelity Investments in 1995, Mr. Khan has worked as a research analyst and manager.

Heather Lawrence is manager of Air Transportation Portfolio and Transportation Portfolio, which she has managed since August 2002 and December 2001, respectively. Ms. Lawrence joined Fidelity Investments as an analyst in 2001, after receiving an MBA from Columbia Business School. Previously, Ms. Lawrence was an equity research associate with Morgan Stanley Dean Witter Discover & Co. in New York, from 1997 to 1999.

Adam Segel is manager of Retailing Portfolio, which he has managed since December 2002. Since joining Fidelity Investments in 1997, Mr. Segel has worked as a research analyst and manager.

Christian Zann is manager of Consumer Industries Portfolio and Software and Computer Services Portfolio, which he has managed since December 2002 and December 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Zann has worked as a research analyst and manager.

SEL-02-11 December 2, 2002
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